Exhibit 99.1

Filed by PacWest Bancorp pursuant to Rule 425

under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: CapitalSource Inc.

Commission File No.: 001-31753

MORGAN STANLEY MEETING Century City, California November 4, 2013

FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking information about PacWest, CapitalSource, and the combined company after the close of the transaction that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of PacWest, CapitalSource and the combined company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. In addition to factors previously disclosed in reports filed by PacWest and CapitalSource with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to: lower than expected revenues; credit quality deterioration or a reduction in real estate values could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the ability to complete the proposed transaction, including obtaining regulatory approvals and approval by the stockholders of PacWest and CapitalSource, or any future transaction, successfully integrate such acquired entities, or achieve expected beneficial synergies and/or operating efficiencies, in each case within expected time-frames or at all; regulatory approvals may not be received on expected timeframes or at all; settlements with the FDIC related to loss-sharing arrangements; the possibility that personnel changes will not proceed as planned; the possibility that the cost of additional capital may be more than expected; the possibility that a change in the interest rate environment may reduce net interest margins; asset/liability re-pricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely; general economic conditions, either nationally or in the market areas in which the entities operate or anticipate doing business, are less favorable than expected; and environmental conditions, including natural disasters, may disrupt business, impede operations, or negatively impact the values of collateral securing loans. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read PacWest’s and CapitalSource’s respective reports filed with or furnished to the SEC. Please see the following slide for where those reports may be obtained. Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially. November 4, 2013 2

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT Investors and security holders are urged to carefully review and consider each of PacWest Bancorp’s and CapitalSource Inc.’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on form 8-K, and their Quarterly Reports on Form 10-Q. The documents filed by PacWest with the SEC may be obtained free of charge at PacWest’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by requesting them in writing to PacWest Bancorp, c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821; Attention: Investor Relations, or by telephone at (714) 671-6800. The documents filed by CapitalSource with the SEC may be obtained free of charge at CapitalSource’s website at www.capitalsource.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CapitalSource by requesting them in writing to CapitalSource Inc., 633 West 5th Street, 33rd Floor, Los Angeles, CA 90071, Attention: Investor Relations, or by telephone at (212) 321-7212. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. PacWest Bancorp has filed a preliminary registration statement with the SEC which includes a preliminary joint proxy statement of PacWest and CapitalSource and a preliminary prospectus of PacWest, and each party will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of CapitalSource and PacWest Bancorp are urged to carefully read the entire registration statement and joint proxy statement/prospectus, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. A definitive joint proxy statement/prospectus will be sent to the stockholders of each institution seeking any required stockholder approvals. Investors and security holders will be able to obtain the preliminary registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from PacWest or CapitalSource by writing to the addresses provided for each company set forth in the paragraphs above. PacWest, CapitalSource, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from PacWest Bancorp and CapitalSource stockholders in favor of the approval of the transaction. Information about the directors and executive officers of PacWest and their ownership of PacWest common stock is set forth in the proxy statement for PacWest’s 2013 annual meeting of stockholders, as previously filed with the SEC. Information about the directors and executive officers of CapitalSource and their ownership of CapitalSource common stock is set forth in the proxy statement for CapitalSource’s 2013 annual meeting of stockholders, as previously filed with the SEC. Stockholders may obtain additional information regarding the interests of such participants by reading the preliminary registration statement and the joint proxy statement/prospectus. November 4, 2013 3

PACWEST BANCORP NASDAQ Symbol Fully Diluted Shares Market Capitalization Average Volume Dividends Per Share (Annualized) Analyst Coverage PACW 46.091 Million* $1.75 Billion** 527,000 shares per day ** $1.00 per year (2.60%** yield) D.A. Davidson & Co. Evercore Partners FIG Partners Friedman Billings Ramsey Keefe, Bruyette & Woods RBC Capital Markets Sandler O’Neill + Partners Sterne Agee & Leach, Inc. Wunderlich Securities November 4, 2013 Stock Summary * Common and unvested restricted shares less treasury shares as of 9/30/13 ** As of 11/1/13 4

PACWEST BANCORP November 4, 2013 Presentation Index Overview 6 Operating Principles 7 3Q13 Review Highlights 8 Credit.10 FDIC Loss Sharing18 NIM, Loan Yields, Investments and DDAs20 Expense Control26 Performance Charts.27 Strong Franchise Value29 California Public Banks and Thrifts31 Acquisition Activity33 First California Financial Group (FCAL)34 CapitalSource, Inc. (CSE)35 Non-GAAP Measurements48 5

PACW OVERVIEW $6.6 Billion in Assets at September 30, 2013 74 Full-Service Offices: 71 in Southern California and 3 in the Bay Area November 4, 2013 Commercial Banking Focus in Southern California Source: Company Filings * See “Non-GAAP Measurements” slide. Strong Capital Levels* Proven Operating Model Generates Earnings For the Third Quarter of 2013 NIM 5.46% Loan Yield 6.90% All-in Deposit Cost 0.12% Adjusted Efficiency Ratio 57.3%* Adjusted Earnings From Continuing Operations Before Income Taxes $38.1 Million* Strong Credit Quality at September 30, 2013 Non-Purchased Credit Impaired NPA Ratio 2.67% Credit Loss Allowance to Net Non-Purchased Credit Impaired (Non-PCI) Loans and Leases 1.72% Credit Loss Allowance to Non-Purchased Credit Impaired (Non-PCI) Nonaccruals 133% Low Risk Profile Experienced Acquirer 26 Bank and Finance Company Acquisitions, Including 3 FDIC-Assisted Deals 6 as of 9/30/13 Equity ($ millions) Equity/Assets Per Share Company - Tangible* $581.7 9.12% $12.62 Company - GAAP $816.3 12.34% $17.71 Bank - Tangible* $671.5 10.54% n/a Bank - GAAP $906.0 13.71% n/a

PACW Manage for Profitability, Not Growth Strategic Focus on Low-Cost Deposits Strong Expense Management Focus on Credit Quality Results Include: Strong Net Interest Margin Controlled Operating Expenses Sustained Profitability November 4, 2013 Operating Principles 7

HIGHLIGHTS Focus is on profitable loan portfolio growth Noncovered loans and leases increased $34 million Strong on-balance sheet liquidity November 4, 2013 3rd Quarter 2013 Credit loss reserve coverage ratios on non-purchased credit impaired loans are strong ACL to non-PCI loans: 1.72% ACL to non-PCI nonaccruals: 133% Net earnings of $24.2 million, or $0.53 per share Adjusted earnings from continuing operations before income taxes at $38.1 million * Tangible capital at $581.7 million, or $12.62 per share * DDAs to total deposits: 43% Core deposits to total deposits: 87% * See “Non-GAAP Measurements” slide. 8

HIGHLIGHTS November 4, 2013 Solid Earnings Track Record * See “Non-GAAP Measurements” slide. 9 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Adjusted Earnings From Continuing Operations Before Income Taxes Net Earnings (Loss) PacWest Bansorp ($ in Millions) 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Adjusted Earnings from Continuing Operations Before Income Taxes* $23.2 $21.2 $26.5 $29.2 $28.4 $31.6 $29.1 $28.4 $30.9 $30.0 $33.4 $33.9 $27.3 $27.9 $38.1 Net Earnings (Loss) $(60.5) $2.7 $3.5 $(7.7) $10.7 $12.8 $13.3 $13.9 5.3 15.6 16.1 19.9 13.5 4.3 $24.2

CREDIT November 4, 2013 Credit Quality is Stable (1) Classified loans and leases are those with a credit risk rating of substandard or doubtful. 10 September 30, June 30, March 31, December 31, September 30, June 30, 2013 2013 2013 2012 2012 2012 (Dollars in thousands) Non-PCI Credit Quality Metrics: Allowance for credit losses 67,801 $ 69,926 $ 71,896 $ 72,119 $ 75,012 $ 78,031 $ Nonaccrual loans and leases 50,845 51,689 43,127 41,762 39,185 55,894 Classified loans and leases (1) 130,791 128,181 107,178 104,054 100,308 144,075 Performing restructured loans 80,237 83,543 80,501 106,288 112,834 103,815 Net charge-offs 2,125 1,970 223 2,893 1,019 3,706 Provision for credit losses - - - - (2,000) - Allowance for credit losses to loans and leases 1.72% 1.78% 2.41% 2.35% 2.44% 2.71% Allowance for credit losses to nonaccrual loans and leases 133.3% 135.3% 166.7% 172.7% 191.4% 139.6% Nonperforming assets to loans and leases and other real estate owned 2.67% 2.91% 3.17% 3.14% 3.27% 4.37%

CREDIT November 4, 2013 Strong Credit Coverage Ratios Non-PCI loans and leases only ACL to Loans 11 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Allowance For Credit Losses to Loans & Leases 2.71% 2.44% 2.35% 2.41% 1.78% 1.72% Allowance For Credit Losses to Non-Accrual Loans & Leases 139.6% 191.4% 172.7% 166.7% 135.3% 133.3%

CREDIT November 4, 2013 Largest Non-PCI Nonaccrual Loans 12 September 30, 2013 Nonaccrual Amount Description (In thousands) For Info Only - not for Print 5,565 $ Three loans to a contractor, one of which is secured by equipment, one of which is secured by an industrial building in San Diego County, and one of which is unsecured. (2) 4,006 Loan represents 6% interest in a syndicated credit facility secured by a film library. Lending group is in the process of foreclosing on the film library. (1) 3,141 Two loans that are both unsecured. The borrower is paying according to the restructured terms of the loan. (1) 2,295 Two loans, one of which is secured by an office building in Clark County, Nevada, and the other of which is secured by an office building in Maricopa County, Arizona. (1) 2,177 Three loans, one of which is secured by an office building in Ventura County, California; the other two loans are unsecured. (1) 1,891 Asset-based loan to a clothing manufacturer secured by accounts receivable and inventory. Loan is in the process of liquidation. (2) 1,504 Loan secured by industrial zoned land in Ventura County, CA. (1) 1,490 Asset-based loan to a contractor secured by accounts receivable. Loan is in the process of liquidation. (2) 1,317 Loan secured by a strip retail center in Clark County, Nevada. (1) 1,171 Loan secured by an industrial building in San Bernardino County, California. (1) 24,557 $ Total (1) On nonaccrual status at June 30, 2013. (2) New nonaccrual in third quarter of 2013.

CREDIT November 4, 2013 Non-Covered Loan Charge-Off History Source: Company Filings 13 1Q09 2Q09 3Q09 4Q09 1Q10 1Q10 Excluding Classified Loan Sale 2Q10 3Q10 4Q10 4Q10 Excluding Classified Loan Sale 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 0.63% 1.83% 3.17% 3.26% 16.81% 2.51% 1.50% 1.09% 3.90% 1.37% 1.03% 0.97% 0.83% 0.39% 0.29% 0.52% 0.14% 0.38% 0.03% 0.24% 0.22% Annualized Net Chargeoffs to Average Loans

CREDIT November 4, 2013 Loan Portfolio Concentrations (1) Excludes leases in process of $5.0 million. 14 September 30, 2013 Non-Covered Loans Total Loans Unrounded %'s and Leases Covered Loans and Leases % of % of % of Amount Total Amount Total Amount Total (Dollars in thousands) Real estate mortgage: Hospitality 186,844 $ 5% 2,430 $ - 189,274 $ 4% SBA 504 48,126 1% - - 48,126 1% Other 2,259,138 58% 474,843 93% 2,733,981 63% Total real estate mortgage 2,494,108 64% 477,273 93% 2,971,381 68% Real estate construction: Residential 62,154 2% - - 62,154 1% Commercial 119,839 3% 19,531 4% 139,370 4% Total real estate construction 181,993 5% 19,531 4% 201,524 5% Total real estate loans 2,676,101 69% 496,804 97% 3,172,905 73% Commercial: Collateralized 554,817 14% 8,721 2% 563,538 13% Unsecured 104,402 3% 2,044 - 106,446 2% Asset-based 231,898 6% - - 231,898 5% SBA 7(a) 27,552 1% - - 27,552 1% Total commercial 918,669 24% 10,765 2% 929,434 21% Leases (1) 235,791 6% - - 235,791 5% Consumer 30,798 1% 3,355 1% 34,153 1% Foreign 12,029 - - - 12,029 - Total gross loans and leases 3,873,388 $ 100% 510,924 $ 100% 4,384,312 $ 100%

CREDIT November 4, 2013 Non-Covered Real Estate Mortgage Exposure 15 September 30, 2013 June 30, 2013 % of % of Loan Category Amount Total Amount Total (Dollars in thousands) Commercial real estate mortgage: Industrial/warehouse $ 345,661 14% $ 375,932 15% Retail 278,071 11% 291,259 12% Office buildings 408,961 17% 390,518 16% Owner-occupied 228,849 9% 173,855 7% Hotel 186,844 7% 191,167 8% Healthcare 177,361 7% 150,704 6% Mixed use 63,744 3% 77,609 3% Gas station 30,015 1% 27,861 1% Self storage 48,177 2% 47,441 2% Restaurant 21,285 1% 25,447 1% Land acquisition/development 13,558 1% 13,625 1% Unimproved land 12,157 - 14,254 1% Other 198,450 8% 210,937 8% Total commercial real estate mortgage 2,013,133 81% 1,990,609 81% Residential real estate mortgage: Multi-family 245,435 10% 254,165 10% Single family owner-occupied 154,008 6% 171,801 7% Single family nonowner-occupied 15,449 1% 8,588 - HELOCs 55,800 2% 59,866 2% Mixed use 10,283 - 10,335 - Total residential real estate mortgage 480,975 19% 504,755 19% Total gross non-covered real estate mortgage loans $ 2,494,108 100% $ 2,495,364 100%

CREDIT November 4, 2013 Covered Real Estate Loan Exposure 16 September 30, 2013 June 30, 2013 % of % of Loan Category Amount Total Amount Total (Dollars in thousands) Commercial real estate mortgage: Industrial/warehouse $ 30,201 6% $ 33,516 6% Retail 74,968 16% 89,983 17% Office buildings 42,822 9% 44,910 8% Owner-occupied 15,238 3% 14,373 3% Hotel 2,430 1% 2,445 1% Healthcare 8,760 2% 12,911 2% Mixed use 6,564 1% 8,857 2% Gas station 3,824 1% 6,116 1% Self storage 27,146 6% 44,175 8% Restaurant 910 - 905 - Unimproved land 449 - 132 - Other 16,271 3% 15,142 3% Total commercial real estate mortgage 229,583 48% 273,465 51% Residential real estate mortgage: Multi-family 137,862 29% 148,855 27% Single family owner-occupied 66,432 14% 74,187 14% Single family nonowner-occupied 17,889 4% 15,889 3% HELOCs 25,029 5% 24,842 5% Mixed use 478 - - - Total residential real estate mortgage 247,690 52% 263,773 49% Total gross covered real estate mortgage loans $ 477,273 100% $ 537,238 100%

CREDIT November 4, 2013 Other Real Estate Owned 17 September 30, 2013 June 30, 2013 Non-Covered Covered Non-Covered Covered Property Type OREO OREO OREO OREO (In thousands) Commercial real estate 11,914 $ 6,912 $ 9,743 $ 8,679 $ Construction and land development 32,025 4,106 33,050 6,306 Multi-family - 989 - 3,807 Single family residences 19 7 2,639 322 Total OREO 43,958 $ 12,014 $ 45,432 $ 19,114 $

FDIC LOSS SHARING November 4, 2013 FDIC Loss Sharing Income (Expense) 18 Three Months Ended September 30, June 30, Increase 2013 2013 (Decrease) (In thousands) FDIC Loss Sharing Income (Expense), Net: Gain on FDIC loss sharing asset (1) 269 $ 494 $ (225) $ FDIC loss sharing asset amortization, net (6,971) (5,756) (1,215) Net reimbursement (to) from FDIC for covered OREO activity (2) (276) (149) (127) Other (54) 1 (55) FDIC loss sharing income (expense), net (7,032) $ (5,410) $ (1,622) $ (1) Includes increases related to covered loan loss provisions and decreases for write-offs for covered loans expected to be resolved at amounts higher than their carrying value. (2) Represents amounts to be reimbursed to the FDIC for gains on covered OREO sales and due from the FDIC for covered OREO write-downs.

FDIC LOSS SHARING November 4, 2013 19 Loss Share Assets by Entity September 30, 2013 Western San Luis Affinity Los Padres Commercial Trust Bank Bank Bank Bank Total (Dollars in thousands) FDIC loss sharing asset 12,973 $ 27,717 $ 2,153 $ 12,810 $ 55,653 $ True-Up liability N/A N/A 1,510 $ 5,071 $ 6,581 $ Non-single family covered assets (1) 230,053 $ 157,504 $ 21,844 $ 51,879 $ 461,280 $ Single family covered assets 14,285 $ 77,126 $ - $ 41,319 $ 132,730 $ Loss sharing expiration dates: Non-single family 3rd Quarter 3rd Quarter 4th Quarter 1st Quarter 2014 2015 2015 2016 Single family 3rd Quarter 3rd Quarter N/A 1st Quarter 2019 2020 2021 Loss recovery expiration dates: Non-single family 3rd Quarter 3rd Quarter 4th Quarter 1st Quarter 2017 2018 2018 2019 Single family 3rd Quarter 3rd Quarter N/A 1st Quarter 2019 2020 2021 (1) Excludes securities.

NET INTEREST MARGIN November 4, 2013 Strong Net Interest Margin Versus Peers Source: Company Filings and SNL Data Source Peers: NYSE, AMEX, NASDAQ Banks with $5B to $10B in assets as of period end 20 6.67% 6.34% 5.30% 4.79% 5.02% 5.26% 5.52% 5.46% 3.77% 3.62% 3.71% 3.63% 3.88% 3.86% 3.77% 3.63% 2006 2007 2008 2009 2010 2011 2012 3Q13 PACW Peers

STRONG CORE NIM November 4, 2013 Volatile Items Impact the NIM 21 Nine Months Three Months Ended Ended September 30, June 30, September 30, Items Impacting NIM Volatility 2013 2013 2013 Increase (Decrease) in NIM Accelerated accretion of acquisition discounts resulting from PCI loan payoffs 0.14% 0.01% 0.08% Nonaccrual loan interest 0.02% 0.01% 0.01% Unearned income on early repayment of leases 0.02% 0.01% 0.03% Celtic loan portfolio premium amortization (0.01)% (0.02)% (0.02)% Total 0.17% 0.01% 0.10% Reported NIM 5.46% 5.22% 5.36% Core NIM 5.29% 5.21% 5.26%

LOAN AND LEASE YIELDS November 4, 2013 22 Reported and Core Nine Months Three Months Ended Ended September 30, June 30, September 30, 2013 2013 2013 Yields: Non-PCI loans and leases 6.35% 6.42% 6.48% PCI loans 11.88% 8.87% 9.93% Total loans and leases 6.90% 6.73% 6.90% Items Impacting Loan and Lease Yield Volatility Increase (Decrease) in Loan Yield Accelerated accretion of acquisition discounts resulting from PCI loan payoffs 0.19% 0.02% 0.10% Nonaccrual loan interest 0.03% 0.02% 0.02% Unearned income on early repayment of leases 0.03% 0.01% 0.05% Celtic loan portfolio premium amortization (0.02)% (0.03)% (0.02)% Total 0.23% 0.02% 0.15% Reported yield 6.90% 6.73% 6.90% Core yield 6.67% 6.71% 6.75%

INVESTMENT YIELDS AND DURATIONS November 4, 2013 23 Carrying Tax Equivalent Duration Value Yield for Month at at of September 9/30/13 Security Type 9/30/13 2013 (in years) (In thousands) Residential mortgage-backed securities: Government agency and government-sponsored enterprise pass through securities 713,962 $ 2.15% 4.0 Government agency and government- sponsored enterprise collateralized mortgage obligations 199,360 2.79% 5.0 Covered private label collateralized mortgage obligations 39,378 10.26% 3.5 Municipal securities 439,635 4.86% 6.3 Corporate debt securities 82,106 2.68% 2.4 Other securities 37,706 1.02% 3.2 Total securities available-for-sale 1,512,147 $ 3.24% 4.7

MUNICIPAL BOND PORTFOLIO November 4, 2013 24 September 30, 2013 Carrying % of Value Total (In thousands) Municipal Securities by State: Texas 84,517 $ 20% Washington 41,748 10% New York 32,213 7% Colorado 25,342 6% Illinois 24,217 6% Ohio 22,158 5% California 19,524 4% Hawaii 15,116 3% Florida 14,970 3% Massachusetts 14,962 3% Total of 10 largest states 294,767 67% All other states 144,868 33% Total municipal securities 439,635 $ 100%

NONINTEREST-BEARING DEPOSITS SUPPORT NIM November 4, 2013 Noninterest-bearing deposits to total deposits * 2004 excludes a $365.0 million short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL Data Source 25 35% 38% 42% 46% 49% 43% 37% 34% 32% 32% 37% 41% 43% 22% 23% 24% 24% 23% 22% 22% 22% 23% 23% 25% 30% 31% 2001 2002 2003 2004* 2005 2006 2007 2008 2009 2010 2011 2012 3Q13 PACW CA Peers

Efficiency Ratios Average Branch Size ($-M) EXPENSE CONTROL November 4, 2013 Focus and Execution Drive Efficiency * The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. ** Adjusted efficiency ratio – see Non-GAAP Measurements slide Source: Company Filings and SNL Data Source 26 Efficiency Ratios Average Branch Size ($ - M)

PERFORMANCE CHARTS November 4, 2013 Stock Performance vs. Indices 27 - 50.0 100.0 150.0 200.0 250.0 300.0 Jun - 09 Sep - 09 Dec - 09 Mar - 10 Jun - 10 Sep - 10 Dec - 10 Mar - 11 Jun - 11 Sep - 11 Dec - 11 Mar - 12 Jun - 12 Sep - 12 Dec - 12 Mar - 13 Jun - 13 Sep - 13 PacWest PACW KBW Bank Index BKX S&P 500 SPX

PERFORMANCE CHARTS November 4, 2013 Strong Capital Base * See “Non-GAAP Measurements” slide. 28 Well Pacific PacWest Capitalized Western Bancorp Requirement Bank Consolidated ($ in thousands) Total capital 906,029 $ 816,289 $ Tangible capital* 671,489 $ 581,749 $ Regulatory capital ratios: Tier 1 leverage capital ratio 5.00% 10.53% 11.16% Tier 1 risk-based capital ratio 6.00% 14.27% 15.13% Total risk-based capital ratio 10.00% 15.53% 16.39% Tangible common equity ratio* N/A 10.54% 9.12%

STRONG FRANCHISE VALUE 8th Largest Publicly-Owned CA Bank* 13th Largest Commercial Bank in California out of 214 Financial Institutions at June 30, 2013** California Footprint from the Central Coast to throughout Southern California 74 Branches: 71 in Southern California and 3 in the Bay Area November 4, 2013 Key Points * Source: SNL Data Source, using latest data available ** Source: FDIC as of 6/30/13, the latest data available Strong Capital Base Low Cost of Deposits High Net Interest Margin Sustained Profitability Solid Credit Quality 29

STRONG FRANCHISE VALUE November 4, 2013 Attractive Southern California Footprint 30

CALIFORNIA PUBLIC BANKS AND THRIFTS

9/30/2013

Rank	Company Name	Ticker	Assets
1	Wells Fargo & Company	WFC	$1,488,055,000
2	First Republic Bank	FRC	40,950,820
3	City National Corporation	CYN	29,059,404
4	East West Bancorp, Inc.	EWBC	24,493,267
5	SVB Financial Group	SIVB	23,740,864
6	***Pro Forma PACW & CSE***	***PACW***	***$15,371,774***
6	Cathay General Bancorp	CATY	10,821,446
7	***CapitalSource Inc.***	***CSE***	***$8,754,919***
8	***PacWest Bancorp***	***PACW***	***$6,616,855***
9	CVB Financial Corp.	CVBF	6,557,283
10	BBCN Bancorp, Inc.	BBCN	6,340,987
11	Farmers & Merchants Bank of Long Beach	FMBL	5,145,387
12	Westamerica Bancorporation	WABC	4,806,487
13	Mechanics Bank	MCHB	3,252,421
14	Community Bank	CYHT	3,236,016
15	Hanmi Financial Corporation	HAFC	2,845,137
16	Wilshire Bancorp, Inc.	WIBC	2,832,515
17	TriCo Bancshares	TCBK	2,632,106
18	1867 Western Financial Corporation	WFCL	2,141,706
19	Farmers & Merchants Bancorp	FMCB	2,006,094
20	Exchange Bank	EXSR	1,730,591
21	Preferred Bank	PFBC	1,701,169
22	Pacific Premier Bancorp, Inc.	PPBI	1,569,020
23	Bank of Marin Bancorp	BMRC	1,483,603
24	Bridge Capital Holdings	BBNK	1,473,994
25	Heritage Commerce Corp	HTBK	1,400,635
26	Sierra Bancorp	BSRR	1,383,299
27	American Business Bank	AMBZ	1,348,811
28	CU Bancorp	CUNB	1,346,387
29	River City Bank	RCBC	1,200,000
30	Heritage Oaks Bancorp	HEOP	1,153,843
31	Central Valley Community Bancorp	CVCY	1,091,787

Source: SNL

Continued on next slide

November 4, 2013 31

CALIFORNIA PUBLIC BANKS AND THRIFTS, CONTINUED November 4, 2013 9/30/2013 Source: SNL Company Ticker Assets 32 32 Bank of Commerce Holdings BOCH 956,612 33 Pacific Mercantile Bancorp PMBC 952,113 34 North Valley Bancorp NOVB 912,447 35 FNB Bancorp FNBG 901,488 36 First Northern Community Bancorp FNRN 844,664 37 California Republic Bancorp CRPB 737,120 38 1st Enterprise Bank FENB 731,337 39 RBB Bancorp RBBO 718,122 40 Pacific City Financial Corporation PFCF 680,841 41 Sunwest Bank SWBC 679,570 42 United Security Bancshares UBFO 661,815 43 Oak Valley Bancorp OVLY 659,192 44 American River Bankshares AMRB 602,241 45 Premier Valley Bank PVLY 567,903 46 California First National Bancorp CFNB 551,274 47 Saehan Bancorp SAEB 548,865 48 Security California Bancorp SCAF 543,692 49 Community West Bancshares CWBC 535,481 50 Plumas Bancorp PLBC 525,415 51 Commonwealth Business Bank CWBB 512,194 52 1st Century Bancshares, Inc. FCTY 489,331 53 Manhattan Bancorp MNHN 481,813 54 Plaza Bank PLZB 463,926 55 Greater Sacramento Bancorp GSCB 459,484 56 Mission Community Bancorp MISN 446,956 57 Avidbank Holdings, Inc. AVBH 432,515 58 Summit State Bank SSBI 432,067 59 Presidio Bank PDOB 423,523 60 Santa Cruz County Bank SCZC 403,101 61 Mission Bancorp MSBC 401,233

ACQUISITION ACTIVITY Similar Strategic Focus Asset generation capability Market Expansion In-Market Consolidation Key Drivers of Accretion: Cost Savings Customer Retention Margin Improvement November 4, 2013 Acquisition Strategy 33

THE FCAL ACQUISITION The First California Financial Group, Inc. (FCAL) acquisition closed on May 31, 2013 – systems were converted on June 15, 2013 The acquisition is an attractive in-market consolidation of meaningful size and will drive significant consolidated earnings accretion Both banks possess complementary business banking models with strong core deposit bases The resulting banking franchise possesses the capital resources, scale, management team and financial strength necessary to thrive in the current competitive environment November 4, 2013 34

Consideration Fixed exchange ratio consisting of 0.2837 of a share of PACW and $2.47 in cash $13.00 in value per CSE share (based on PACW closing price on October 18, 2013 of $37.10) Transaction Value $2.4 billion Ownership Post Deal 45% PacWest – 55% CapitalSource Termination PACW and CSE have granted each other customary reciprocal 19.9% stock options Board Composition PacWest to appoint 8; CapitalSource to appoint 5; John Eggemeyer to be Chairman Management Matt Wagner to be CEO; Jim Pieczynski to be President of the new CapitalSource division of Pacific Western Bank Anticipated Merger Related Charge to Equity After Tax $80 million Targeted Cost Savings $47 million pre-tax in 2015: 23% of CapitalSource’s non-interest expense and 12% of combined non-interest expense(1) Compelling Returns TBV Accretion at Close 2015 EPS Accretion Estimated IRR Dividend Transaction is financially compelling. For illustrative purposes, based on IBES consensus estimates:(2) ~ 10% ~ 18% ~ 20% Maintain current PacWest’s quarterly cash dividend of $0.25 per share Approvals Regulators and stockholders of each Company Targeted Closing First Quarter 2014 PROPOSED MERGER WITH CAPITALSOURCE November 4, 2013 (1) Percentages are based on 2Q’ 13 non-interest expense annualized. (2) Estimated financial impact is presented solely for illustrative purposes using IBES consensus estimates. Neither PACW nor CSE endorse the IBES consensus estimates or publish financial guidance. Actual results may differ materially. Deal Summary 35

Proposed Merger with CapitalSource

Transaction Highlights

Continuity and Growth

- Continues PACW's growth as a highly profitable business-focused bank
- Creates the 6th largest publicly-owned bank headquartered in California(1)
- Top decile(2) NIM from strong asset yields and low cost funding
- Improved loan diversification with broadened middle-market reach
- Outstanding profitability with excellent asset quality

Financially Compelling

- For illustrative purposes, based on IBES consensus estimates:(3)
  - 2015 estimated GAAP EPS accretion of ~18%
  - 2015 estimated ROAA of ~1.65% and ROATCE of ~17%
  - ~10% accretive to TBV per share
- Strong pro forma capital ratios(3)(4)
  - ~10.5% TCE / TA
  - ~11.7% Tier 1 Common
  - ~15.7% Total RBC

Risk Management Factors

- Track record of 26 successfully integrated acquisitions since 2000
- Top funding and lending teams drawn from each firm
- Excellent pro forma credit metrics(3)(4)
  - ~29% Classified / (Tier 1+ALLL)(3) (5)
  - ~74% ALLL/Non-Accrual Loans(3) (5)

(1) Ranking is based on total assets as of 1Q' 13.
(2) Peers include U.S. banks traded on the NYSE or NASDAQ with assets between $10bn and $50bn.
(3) Estimated financial impact is presented solely for illustrative purposes using IBES consensus estimates. Neither PACW nor CSE endorse the IBES consensus estimates or publish financial guidance. Actual results may differ materially.
(4) As of December 31, 2013. Consolidated level.
(5) Assumes 90% of the credit mark is applied to classified assets and 75% to nonaccrual loans at the consolidated level.

November 4, 2013

36

PROPOSED MERGER WITH CAPITALSOURCE

Transaction Financial Rationale

Prudent Pricing

	PACW-CSE	Recent Transactions[2]
Price / Book Value:	1.47x[1]	1.45x
Price / Tangible Book Value:	1.66x[1]	1.64x
Price / LTM Earnings:	17.8x[3]	18.8x

Compelling Returns

- For illustrative purposes, based on IBES consensus estimates:[4]
  - 2015E estimated EPS accretion: ~18%
  - TBV accretion at 12/31/13: ~10%
  - Estimated IRR: ~20%

Note: Market data as of July 19, 2013.
(1) Book value per share and tangible book value per share as of 2Q' 13.
(2) Reflects median for non-assisted whole bank transactions announced since December 31, 2011 for targets with assets between $1.0 billion and $10.0 billion and < 4.0% NPAs to Assets.
(3) Reflects earnings per share for the period 3Q' 12 – 2Q '13.
(4) Estimated financial impact is presented solely for illustrative purposes using IBES consensus estimates. Neither PACW nor CSE endorse the IBES consensus estimates or publish financial guidance. Actual results may differ materially.

November 4, 2013
37

PROPOSED MERGER WITH CAPITALSOURCE CAPITALSOURCE OVERVIEW Page 38 Strong Loan Growth with Attractive Credit Quality and NIM Recognized leader in middle-market lending with an emphasis on specialization A diverse national lending platform positions the Company to grow consistently and capitalize on market opportunities As of September 30, 2013, $8.8 billion in assets, $6.6 billion in loans and $6.1 billion in deposits Bank-level non-accrual balance declined 76% since 1Q’11 Parent Company loan balance projected to be <$150mm by transaction close (~1% of combined total loans) (1) Gross Loans and Leases, HFI (1) Actual 2013 loan growth through September 30 of 13% Source: Company documents, SNL Financial. Note: Peers include US banks traded on the NYSE or NASDAQ with assets between $5bn and $10bn. (1) Bank level. Net Interest Margin Nonaccrual Loans (1) (1) CAGR = 20% $172 $219 $107 $118 $81 $99 $64 $42 $30 $58 $40 $133 $109 $119 $95 $97 $102 $98 $99 $100 $105 $106 $0 $50 $100 $150 $200 $250 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13 Nonaccrual Loans Loan Loss Reserve 5.43% 5.07% 4.94% 4.95% 5.12% 4.95% 4.97% 4.84% 5.08% 4.79% 4.86% 3.71% 3.75% 3.84% 3.78% 3.73% 3.72% 3.71% 3.69% 3.66% 3.60% 3.66% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 1Q'11 2Q'11 Q'11 4Q'11 1Q'12 2Q'12 Q'12 4Q'12 1Q'13 2Q'13 3Q'13 CapitalSource Bank Peer Median

Strengthens Southern California commercial bank franchise with significantly enhanced middle-market capabilities Competitive market share position in major Southern California MSAs(1) Los Angeles #11 ($6.3bn in deposits) Riverside #8 ($1.4bn in deposits) San Diego #10 ($1.1bn in deposits) Middle Market Focus: Business Lines Traditional Commercial Banking (C&I, CRE, Multifamily) Asset Based Lending (Equipment, Insurance, Lender and Premium Finance) Specialized Cash Flow Lending SBA lending Industry Focus Healthcare Technology Private Finance Companies PROPOSED MERGER WITH CAPITALSOURCE Source: SNL Financial. (1) Deposit data as of June 30, 2012 and are based on FDIC summary of deposits. Security Premium Finance Transportation and Energy November 4, 2013 Uniquely Positioned Pro Forma Company 39 PACW CSE

PROPOSED MERGER WITH CAPITALSOURCE LENDING PLATFORM Page 40 Diversified Loan Portfolio Across Asset Classes and Geographies Source: Internal company documents. Note: Data as of September 30, 2013. Pro forma loan composition does not include purchase accounting adjustments. “Other” category includes states in which the loan balance as a percentage of the total loan portfolio is less than 2%. Loan geographic information is as of June 30, 2013. (1) Pro forma yield on loans includes amortization of fair value marks.

PROPOSED MERGER WITH CAPITALSOURCE DEPOSIT PLATFORM Page 41 Significant Opportunity to Improve Deposit Base Key Points Meaningful improvement in legacy CapitalSource deposit base can be achieved following the combination of the two companies Under its current charter, CapitalSource is not permitted to offer demand deposit accounts - Significant opportunity to attract CapitalSource loan customers as depositors PacWest has a strong deposit franchise with 87% of its deposits in non-CD accounts and has successfully integrated a number of acquisitions with a high proportion of time deposits Over time, the combined company expects to replace rate sensitive CD customers with core commercial banking clients Source: Internal company documents. Note: Data as of September 30, 2013. Pro forma deposit composition does not include purchase accounting adjustments. (1) Pro forma cost of deposits includes amortization of fair value marks and $25mm in pre-tax funding improvements.

PROPOSED MERGER WITH CAPITALSOURCE November 4, 2013 Estimated financial impact is presented solely for illustrative purposes using IBES consensus estimates. Neither PACW nor CSE endorse the IBES consensus estimates or publish financial guidance. Actual results may differ materially. The CapitalSource Merger Generates Significant EPS Accretion 42 ($ in millions) 2014 2015 Standalone Earnings (1) $99.2 $109.1 Standalone EPS (1) $2.17 $2.39 Pro Forma GAAP Earnings $244.2 $289.7 Pro Forma Avg. Diluted Shares Outstanding 102.882 102.882 Pro Forma EPS $2.37 $2.82 EPS Accretion (%) (1) 9.4% 18.0%

Proposed Merger with CapitalSource

Pro Forma Financial Ratios

Franchise Value and Performance Are Enhanced

Pro Forma Profitability Including Synergies(1)

	June 30, 2013 PACW(2)	June 30, 2013 CSE	Pro Forma w/ Transaction Adjustments	Peer Median(3)
NIM	5.22%	4.74%	5.73%	3.35%
Yield on Loans	6.73	6.49	6.89	4.58
Cost of Deposits	0.17	0.88	0.31	0.33
Efficiency Ratio	62.4	45.6(4)	44.9	62.0
PPNR / Avg Assets	1.93	2.41	2.76	1.61
ROAA	1.03	1.35	1.53	0.94
ROATCE	11.1	8.4	15.6	11.1

(1) Profitability metrics include impact of rate mark accretion and cost of cash related to FHLB borrowings repayment, cash consideration, restructuring charge and funding improvements. Excluding funding improvements, profitability ratios would be: NIM (5.51%), Yield on loans (6.89%), Cost of Deposits (0.53%), Efficiency Ratio (46.5%), PPNR/Avg. Assets (2.58%), ROAA (1.43%), and ROATCE (14.5%). Calculation assumes $25 million in pre-tax funding improvements.

(2) Includes adjustment for acquisition and integration costs. Efficiency ratio and PPNR / Avg. Assets include adjustment for FDIC loss sharing expense.

(3) Peers include US banks traded on the NYSE or NASDAQ with assets between $10bn and $50bn.

(4) Efficiency ratio defined as operating expense (non-interest expense less REO expense, early debt term expense, provision for unfunded commitments and lease depreciation) divided by net interest and non-interest income, less leased equipment depreciation.

November 4, 2013

43

California(2) PROPOSED MERGER WITH CAPITALSOURCE Source: SNL Financial. Note: PACW / CSE pro forma metrics projected for December 31, 2013. Projections are based on consensus analyst estimates. PacWest and CapitalSource do not provide guidance and is not adopting or endorsing such estimates. Other financial data as of or for the most recent quarter available. Ranked by TCE / TA. Data as of March 31, 2013. Data set includes publicly traded banks headquartered in California with assets greater than $10bn. Excludes announced merger targets. Data as of March 31, 2013. Data set includes publicly traded nationwide banks with assets between $10bn and $50bn. Excludes announced merger targets. Top 10 nationwide BHCs ranked by TCE / TA. Top 10 Nationwide(3) November 4, 2013 Peer Capitalization Metrics 44 Bank (1) City State Assets TCE / TA Leverage Tier 1 Common RBC Tier 1 RBC Total RBC Cathay General Bancorp El Monte CA $10,521 10.7% 13.1% 13.2% 16.4% 18.2% PACW / CSE Pro Forma Los Angeles CA 15,430 10.5 11.5 11.7 12.5 15.7 Wells Fargo & Company San Francisco CA 1,436,634 8.3 9.5 10.4 11.8 14.8 SVB Financial Group Santa Clara CA 22,796 8.3 8.4 12.9 13.3 14.6 East West Bancorp, Inc. Pasadena CA 23,102 8.2 9.2 12.9 14.1 15.6 First Republic Bank San Francisco CA 35,083 7.9 9.4 11.4 13.5 14.1 City National Corporation Los Angeles CA 27,434 6.3 6.7 8.7 9.6 12.7 Median 8.2 9.3 12.1 13.4 14.7 Top 10 Nationwide Banks (1) City State Assets TCE / TA Leverage Tier 1 Common RBC Tier 1 RBC Total RBC BankUnited Miami Lakes FL $12,746 14.0% 13.6% 31.1% 31.1% 32.4% Cathay General Bancorp El Monte CA 10,521 10.7 13.1 13.2 16.4 18.2 PACW / CSE Pro Forma Los Angeles CA 15,430 10.5 11.5 11.7 12.5 15.7 International Bancshares Laredo TX 11,520 10.2 11.4 17.3 20.3 21.4 First BanCorp San Juan PR 13,006 10.1 12.1 13.2 16.2 17.4 Synovus Financial Columbus GA 26,213 9.9 11.3 8.9 13.5 16.5 Umpqua Holdings Corporation Portland OR 11,491 9.7 11.6 12.9 15.7 16.9 BOK Financial Corporation Tulsa OK 27,447 9.7 9.3 13.2 13.4 15.7 Fulton Financial Corporation Lancaster PA 16,683 9.5 10.6 11.7 13.0 15.2 Signature Bank New York NY 18,267 9.4 9.3 15.2 15.2 16.3 Commerce Bancshares Kansas City MO 22,227 9.3 8.9 13.6 13.6 14.9 Median 8.3 9.3 11.7 13.3 15.1 (3) (1) (2)

 Chairman: John Eggemeyer Board: 13 Directors Chairman: Tad Lowrey Board: 7 Directors PROPOSED MERGER WITH CAPITALSOURCE Chief Executive Officer Matt Wagner CapitalSource Division Jim Pieczynski General Counsel Kori Ogrosky Chief Financial Officer Vic Santoro Chief Credit Officer Bryan Corsini Human Resources Mike Thompson Chief Risk Officer Suzanne Brennan Community Bank Jared Wolff Executive Management Board Composition Holding Company Board Bank Board November 4, 2013 Board and Management 45

DTA Parties have taken steps designed to preserve NOL utilization without limitation Aggregate Other Assets Mark $28 million rate mark-up in securities Aggregate Other Liabilities Mark $7 million rate mark-up in deposits $15 million FHLB pre-payment fee Fair Value Marks Trust Preferred Securities: $137 million marked down Gross Loans: $206 million marked down Core Deposit Intangibles: $10 million PROPOSED MERGER WITH CAPITALSOURCE All credit and fair value marks are estimates, pretax and subject to change. November 4, 2013 Credit and Fair Value Marks(1) 46

PROPOSED MERGER WITH CAPITALSOURCE Superior middle-market lender and leading Southern California core-deposit-funded bank Reasonably priced merger creates financial benefits for both sets of shareholders Easy to understand transaction assumptions and integration plan Winning financial model of superior commercial asset generation with low cost deposit funding Combined company shareholder returns and capital ratios among the highest in the country November 4, 2013 Conclusion 47

NON-GAAP MEASUREMENTS The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The table on the following slide presents a reconciliation of the non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios. November 4, 2013 Overview 48

NON-GAAP MEASUREMENTS November 4, 2013 Adjusted Earnings From Continuing Operations Before Income Taxes 49 Adjusted Earnings From Continuing September 30, June 30, September 30, Operations Before Income Taxes 2013 2013 2012 (In thousands) Earnings from continuing operations before income taxes 35,383 $ 6,302 $ 26,937 $ Plus: Negative provision for credit losses (4,167) (1,842) (2,141) Non-covered OREO (income) expense, net (88) 80 1,883 Covered OREO (income) expense, net (332) (94) 4,290 Acquisition and integration costs 5,450 17,997 2,101 Less: FDIC loss sharing expense, net (7,032) (5,410) (367) Acquisition-related securities gain 5,222 - - Adjusted earnings from continuing operations before income taxes 38,056 $ 27,853 $ 33,437 $ Three Months Ended

NON-GAAP MEASUREMENTS

Tangible Equity

Tangible Common Equity	September 30, 2013	June 30, 2013
	(Dollars in thousands)	
PacWest Bancorp Consolidated:		
Stockholders' equity	$ 816,289	$ 801,699
Less: Intangible assets	234,540	229,380
Tangible common equity	$ 581,749	$ 572,319
Total assets	$ 6,616,855	$ 6,709,102
Less: Intangible assets	234,540	229,380
Tangible assets	$ 6,382,315	$ 6,479,722
Equity to assets ratio	12.34%	11.95%
Tangible common equity ratio (1)	9.12%	8.83%
Book value per share	$ 17.71	$ 17.40
Tangible book value per share (2)	$ 12.62	$ 12.42
Shares outstanding	46,090,742	46,080,731
Pacific Western Bank:		
Stockholders' equity	$ 906,029	$ 890,477
Less: Intangible assets	234,540	229,380
Tangible common equity	$ 671,489	$ 661,097
Total assets	$ 6,607,926	$ 6,699,832
Less: Intangible assets	234,540	229,380
Tangible assets	$ 6,373,386	$ 6,470,452
Equity to assets ratio	13.71%	13.29%
Tangible common equity ratio (1)	10.54%	10.22%

	Three Months Ended		
Return on Average Tangible Equity	September 30, 2013	June 30, 2013	September 30, 2012
	(Dollars in thousands)		
PacWest Bancorp Consolidated:			
Net earnings	$ 24,163	$ 4,349	$ 16,088
Average stockholders' equity	$ 797,725	$ 666,425	$ 573,609
Less: Average intangible assets	228,947	129,863	88,258
Average tangible common equity	$ 568,778	$ 536,562	$ 485,351
Annualized return on average equity	12.02%	2.62%	11.16%
Annualized return on average tangible equity	16.85%	3.25%	13.19%

(1) Calculated as tangible common equity divided by tangible assets.

(2) Calculated as tangible common equity divided by shares outstanding.

November 4, 2013 50

NON-GAAP MEASUREMENTS November 4, 2013 Adjusted Efficiency Ratio Noninterest expense divided by net revenues. Adjusted noninterest expense divided by adjusted net revenues. 51 September 30, June 30, September 30, Adjusted Efficiency Ratio 2013 2013 2012 (Dollars in thousands) Noninterest expense $ 56,200 $ 64,216 $ 51,657 Less: Non-covered OREO (income) expense, net (88) 80 1,883 Covered OREO (income) expense, net (332) (94) 4,290 Acquisition and integration costs 5,450 17,997 2,101 Adjusted noninterest expense $ 51,170 $ 46,233 $ 43,383 Net interest income $ 82,289 $ 68,473 $ 70,771 Noninterest income 5,127 203 5,682 Net revenues 87,416 68,676 76,453 Less: FDIC loss sharing expense, net (7,032) (5,410) (367) Acquisition-related securities gain 5,222 - - Adjusted net revenues $ 89,226 $ 74,086 $ 76,820 Base efficiency ratio (1) 64.3% 93.5% 67.6% Adjusted efficiency ratio (2) 57.3% 62.4% 56.5% Three Months Ended (1) (2)

10250 Constellation Boulevard, Suite 1640 Los Angeles, California 90067 Matt Wagner, CEO Vic Santoro, CFO (310) 728-1020 (310) 728-1021